UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 16, 2011

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California		95670
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)
(2) On March 16, 2011, the Board of Directors of the registrant, American River Bankshares, approved the Sixth Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the “Plan”). The Sixth Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2011, and Attachment B of the Plan, Funding Thresholds, by adjusting the performance targets based upon the Registrant’s 2011 budget. The targets for the 2011 performance metrics have been reset to the budget for 2011. In addition the target for net income is calculated on a pre-incentive, after tax basis. The Sixth Amendment sets the performance metrics and the weightings for 2011 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Executive Officer, the Chief Financial Officer, the Chief Credit Officer and the Chief Operating Officer based on results of the Company:

Net Income of the Company	30%
Core Deposit Growth	15%
Loan Growth	25%
Classified Loans to Equity	30%

The minimum net income required to attain incentive compensation for any of the metrics will be 70% of target.

The targeted incentive as a percent of salary would be as follows:

Chief Executive Officer	50%
Chief Financial Officer, Chief Credit Officer and Chief Operating Officer	30%

The minimum is 87% of the targeted metrics and results in incentive compensation equal to a percent of salary as follows:

Chief Executive Officer	25%
Chief Financial Officer, Chief Credit Officer and Chief Operating Officer	15%

The maximum is 120% of the targeted metrics and results in incentive compensation equal to a percent of salary as follows:

Chief Executive Officer	75%
Chief Financial Officer, Chief Credit Officer and Chief Operating Officer	45%

The foregoing is qualified in its entirely and should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2006, the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 23, 2007, the Third Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on February 22, 2008, the Fourth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 20, 2009 and the Fifth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2010.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements
Not Applicable.
(b)	Pro Forma Financial Information
Not Applicable.
(c)	Shell Company Transactions
Not Applicable.
(d)	Exhibits
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
March 16, 2011	Mitchell A. Derenzo, Chief Financial Officer